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                                                                   EXHIBIT 10.02

                                                           OPTION NO. __________
                          CADENCE DESIGN SYSTEMS, INC.

                    NONQUALIFIED STOCK OPTION GRANT AGREEMENT
                               (SUBSEQUENT GRANT)

      CADENCE DESIGN SYSTEMS, INC., a Delaware corporation (the "Company"), hereby grants as of ______________ to ___________ ("Optionee") a nonqualified stock option to purchase a total of ______________ (________) shares of Common Stock of the Company (the "Shares"), at an exercise price of $________ per share (the "Exercise Price") subject to the terms, definitions and provisions of this Option and the Company's 1987 Stock Incentive Plan (the "Plan") which is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. Vesting of this Option shall commence on ___________ (the "Vesting Commencement Date").

      1. NATURE OF THE OPTION. This Option is a nonqualified stock option and is not intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

      2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

            (i)   RIGHT TO EXERCISE.

                  (a) This Option shall become vested and exercisable with respect to 1/48th of the Shares for each full month of service following the Vesting Commencement Date. A full month of service shall be completed upon continuous service up to (but not including) the same date of the month as the date of the Vesting Commencement Date.

                  (b) This Option may not be exercised for a fraction of a share.

                  (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of this Option is governed by
Section 9 of the Plan and Sections 5, 6 and 7 below.

            (ii) METHOD OF EXERCISE. This Option shall be exercisable by delivery to the Company of an executed written notice in the form attached hereto, or in such other form as may be approved by the Company, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Stock Administration Group of the Company and shall be accompanied by payment of the Exercise Price.

      3. METHOD OF PAYMENT. Payment of the Exercise Price shall be made as follows: (i) by cash or check; or (ii) by delivery of an irrevocable written commitment from a broker-dealer


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approved by the Company that is a member in good standing of the New York Stock
Exchange to deliver the exercise price directly to the Company upon receipt of the Shares or, in the case of a margin loan, upon receipt of a copy of the notice of exercise of this Option.

      4. RESTRICTIONS ON EXERCISE. This Option may not be exercised unless such exercise, the issuance of the Shares upon such exercise and the method of payment of consideration for the Shares are in compliance with (i) the Securities Act of 1933, as amended, (ii) all applicable state securities laws,
(iii) all other applicable federal and state laws and regulations, and (iv) the rules of any stock exchange or national market system upon which the Shares may then be listed, as such laws, regulations and rules are in effect on the date of exercise. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      5. TERMINATION OF STATUS AS AN EMPLOYEE. If Optionee ceases to serve as an Employee or Consultant, Optionee may, but only three (3) months after the date Optionee ceases to be an Employee or Consultant of the Company (or a Parent or Subsidiary), exercise this Option to the extent that Optionee was entitled to exercise it on the date of such termination. To the extent that Optionee was not entitled to exercise this Option on the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

      6.    DEATH OF OPTIONEE. In the event of the death of Optionee:

            (i) During the term of this Option and while an Employee or Consultant of the Company (or a Parent or Subsidiary) and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living three (3) months after the date of death; or

            (ii) Within one (1) month after the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise had accrued at the date of termination.

      7. DISABILITY OF OPTIONEE. In the event of the disability of Optionee during the term of this Option and while an Employee or Consultant of the Company (or a Parent or Subsidiary) and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date Optionee ceases to be an Employee or Consultant, by Optionee to the extent that Optionee was entitled to exercise it at the date that Optionee ceased to be an Employee or Consultant. To the extent that Optionee was not entitled to exercise this Option on such date, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

                                     - 2 -
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      8.    TRANSFERABILITY OF OPTION. Optionee may transfer all or any portion of this Option, in accordance with the rules which may be established by the Board of Directors or Committee, to (i) his or her spouse, former spouse, parents, stepparents, children, stepchildren, grandchildren, grandparents, siblings, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relationships, or any person sharing Optionee's household (other than a tenant or employee) ("Family Members"), (ii) a trust in which the Family Members have more than 50% of the beneficial interest, (iii) a foundation in which the Family Members (or Optionee) control the management of assets, and (iv) any entity in which Family Members (or Optionee) own more than 50% of the voting interests. Following such a transfer, (x) this Option shall not again be transferable other than by will or by the laws of descent and distribution; (y) this Option shall continue to be subject to the same terms and conditions that were applicable immediately prior to transfer, and (z) the term "Optionee" shall be deemed to refer to the transferee for all purposes of this Agreement except as otherwise provided in this Section 8. The events of termination of employment of Sections 5, 6 and 7 above shall continue to be applied with respect to the original Optionee, following which this Option shall be exercisable by the transferee only to the extent, and for the periods, specified by Sections 5, 6 and 7 above.

      9. TERM OF OPTION. Notwithstanding any other provision of this Option, this Option may not be exercised more than ten years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

                                              CADENCE DESIGN SYSTEMS, INC.
                                              a Delaware corporation

                                              By: ______________________________
                                                      William Porter,
                                              Its:    Senior Vice President,
                                                      Chief Financial Officer

                                     - 3 -
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                                   ACCEPTANCE

      Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax advisor prior to such exercise or disposition.

_______________________                              ___________________________
Dated
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CADENCE DESIGN SYSTEMS, INC.                  NOTICE OF EXERCISE OF STOCK OPTION

YOUR BROKER WILL NOT EXERCISE OR SELL ANY SHARES REPRESENTED BY THIS FORM UNTIL YOU INSTRUCT YOUR BROKER TO ACT ON YOUR BEHALF.

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Section I: Personal Data
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Name:_______________________________________  SSN: _ _  -  _  _  -   _  _  _  _
Address:____________________________________  Phone: ___________________________
City, State, Zip:___________________________

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Section II: Statement of Intent to Exercise
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Type of Option (check one) ___Incentive Stock Option (ISO)  _____Non-qualified
                                                            Stock Option (NQSO)

Option #  # Shares Exercise    Option Price per Share   Taxes (NQSO only)  Total Exercise Price
______    ______________    x  $_________________    +  TBD      =         $________________
______    ______________    x  $_________________    +  TBD      =         $________________
______    ______________    x  $_________________    +  TBD      =         $________________
                                   Total amount due to Cadence:            $________________

I understand that for NQSO exercises I am required to pay Federal (27%), State and FICA withholding taxes on the gain, as measured by the difference between the option exercise price and the fair market value of the shares as of the Date of Exercise. Tax calculations will be provided by the Stock Administrator.

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Section III: Method of Exercise
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_______ Exercise and hold

_______ Same day sale of all shares as listed above

_______ Same day sale of partial shares, number of shares to be sold: __________

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Section IV: Method of Payment
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____ Proceeds from sale of stock   ____ Cash in employee's account (with broker)

____ Personal check made out to    ____ Use of margin (with broker)
     Cadence Design Systems, Inc.

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Section V: Registration
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____ Issue stock in my name individually and mail to the above address.

____ Issue stock in my name and ____________________________ as joint tenants or as tenants in common. (Please circle correct choice!)

____ Issue in street name and send directly to Broker:

Name of Broker:_______________________ Address:_________________________________

Account No.:__________________________ Phone No.:_______________________________

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Employee signature:_________________________   Date: ___________________________

           PLEASE FAX BACK TO STOCK ADMINISTRATION DEPT. 408-944-7835